UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MGT Capital Investments, Inc.

(Name of Registrant as Specified in Its Charter)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MGT Capital Investments, Inc.

500 Mamaroneck Avenue - Suite 204

Harrison, NY  10528

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 30, 2012
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at: mgtcapital2012.investorroom.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 30, 2012

To our Stockholders:

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Meeting”) of the Stockholders of MGT Capital Investments, Inc., a Delaware corporation (the “Company”) will be held at 3 p.m. ET on May 30, 2012, at the offices of Gersten Savage LLP located at 600 Lexington Avenue, 9th Floor, New York, NY 10022, United States, for the following purposes:

(i) To re-elect one (1) director, and elect three, (3) directors each such director to serve until the 2012 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death;

(ii) To consider and approve the appointment of EisnerAmper LLP as the Company’s Independent Certified Public Accountants for the fiscal year ending December 31, 2012. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting;

(iii) To vote on a proposal to Amend our Certificate of Incorporation to provide for the authorization of “blank check” preferred stock. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting;

(iv)To consider and approve the Company's 2012 Stock Incentive Plan (the “2012 Plan”) which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company, including its subsidiaries. The Board of Directors recommends that the Shareholders vote “FOR” this proposal; and

(v) To transact such other matter or matters that may properly come before the Meeting, or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s common stock, $0.001 par value per share (“Common Stock”), at the close of business on April 24, 2012 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

All stockholders are cordially invited to attend the Meeting in person.  Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s Common Stock as of the Record Date may attend the Meeting in person. When you arrive at the Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement, along with a legal proxy issued by their broker or nominee authorizing the beneficial holders to vote, and a statement from the broker or nominee confirming that the shares have not yet been voted.

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy card. You have the power to revoke your proxy card at any time before it is voted, and the giving of a proxy card will not affect your right to vote in person if you attend the Meeting.

By order of the Board of Directors,

Date: May 11, 2012	By:	/s/ Robert B. Ladd
Robert B. Ladd
President, Chief Executive Officer and Director
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MGT Capital Investments, Inc.

500 Mamaroneck Avenue - Suite 204

Harrison, NY  10528

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be held on May 30, 2012

Proxy cards in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of MGT Capital Investments, Inc. (the “Company,” “we,” “us,” and “our”) for use at the Company's Annual Meeting of Stockholders to be held on May 30, 2012, and at any postponements or adjournment thereof (the “Meeting”). Your vote is very important. For this reason, our Board of Directors is requesting that you permit your shares of common stock, $0.001 par value per share (“Common Stock”), to be represented at the Meeting by the proxies named on the enclosed proxy card.  We will bear the cost of soliciting the proxies and we may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose Common Stock is not registered in the owner's name, but in the name of such banks or brokerage houses.  Solicitation of proxies may also be made personally, or by telephone, facsimile or E-mail, by our regularly employed officers and other employees, who will receive no additional compensation for such activities.

Information Concerning the Proxy Materials and the Meeting

This Proxy Statement contains important information for you to consider when deciding how to vote on the proposals brought before the Meeting (each a “Proposal,” and collectively, the “Proposals”). Please read it carefully. The following Proposals will be considered and voted upon at the Meeting: (i) to re-elect one (1) director and elect three (3) directors, each such director to serve until the 2013 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death; (ii) to consider and approve the appointment of EisnerAmper LLP as the Company’s Independent Certified Public Accountants for the fiscal year ending December 31, 2012; (iii) to vote on a proposal to Amend our Certificate of Incorporation to provide for the authorization of “blank check” preferred stock; and (iv) to consider and approve the Company’s 2012 Stock Incentive Plan (the “Plan”) which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company, including its subsidiaries.

Voting materials, which include this Proxy Statement, the accompanying Notice of Meeting, the proxy card and copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and which was filed with the United States Securities and Exchange Commission (the “Commission”) on March 1, 2012, which contains financial statements and other information of interest to our stockholders, will be first mailed to stockholders on or about May 11, 2012.

Voting Procedures and Vote Required

Only stockholders of record of our Common Stock at the close of business on April 24, 2012 (the “Record Date”) are entitled to vote at the Meeting. As of April 26, 2012, there were 2,105,186 shares of our Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting.  Stockholders may vote in person or by proxy. However, granting a proxy does not in any way affect a stockholder’s right to attend the Meeting and vote in person.  Anyone giving a proxy card may revoke it at any time before it is exercised by giving Robert B. Ladd or Robert P. Traversa written notice of the revocation, by submitting a proxy card bearing a later date or by attending the Meeting and voting in person.

Robert B. Ladd and Robert P. Traversa are named as attorneys in the proxy. Mr. Ladd is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Traversa is our Chief Financial Officer. Mr. Ladd and/or Mr. Traversa will vote all shares represented by properly executed, unrevoked proxy cards returned in time to be counted at the Meeting. Any stockholder granting a proxy has the right to withhold authority to vote for any or all of the nominees to the Board of Directors. Where a vote has been specified in the proxy card with respect to the matters identified in the Notice of the Annual Meeting, including the re-election of directors, the shares represented by the proxy card will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted in accordance with the discretion of the proxy card holders. In addition, the proxy card holders may determine in their discretion with respect to any other matters properly presented for a vote before the Meeting.

The presence in person or by properly executed proxy cards of holders representing fifty point one percent (50.1%) of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

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In accordance with our Articles of Incorporation and By-laws, and applicable law, the re-election of one (1) director and election of three (3) directors (Proposal I)  shall be by a plurality of the votes cast; the approval of the appointment of Eisner Amper LLP (Proposal II) shall be by a majority of the votes cast; and the approval to amend our Certificate of Incorporation (Proposal III) shall be by a majority of the outstanding shares entitled to vote, and the approval of the 2012 Stock Incentive Plan (Proposal IV) shall be by a majority of the votes cast, Approval of an adjournment of the Meeting, if necessary, requires the affirmative vote of a majority of those present at the Meeting, in person or by proxy, entitled to vote.

Shares of Common Stock represented by proxy cards that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are not counted as voted either for or against a proposal. Abstentions are not counted as votes cast in the re-election of directors and will have no effect on the re-election of directors except to the extent that they affect the total votes received by a candidate. On matters other than the re-election of directors, abstentions will be counted as votes cast, which will have the same effect as a negative vote on the matter.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as shares which are held in “street name”), you will receive instructions from such holder that you must follow in order for you to specify how your shares will be voted by such holder.  A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the New York Stock Exchange determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. As the result of a recent rule change, the election or re-election of directors is no longer considered a “routine” matter.  Beneficial owners who hold their shares through a stock brokerage account will have to give voting instructions to their brokers in order for a broker to vote on the re-election of directors. If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the re-election of directors. The proposal to approve the appointment of Eisner Amper LLP as the Company’s Independent Certified Public Accountants for the fiscal year ending December 31, 2012 is currently considered a “routine” matter, and a broker has the discretionary voting power to vote on this matter without any instructions from the beneficial owner. Broker non-votes are counted for purposes of determining a quorum, but will have no effect three of the four proposals. The proposal to re-elect one (1) director and elect three (3) directors (Proposal I), the proposal to amend our Certificate of Incorporation (Proposal III), and the proposal to approve the 2012 Stock Incentive Plan (Proposal IV), are considered “non-routine.”  Accordingly, if you do not instruct your broker how to vote with respect to Proposal I, III, and IV, your broker may not vote with respect to these proposals and those votes will be counted as "broker non-votes."

If your shares are held in “street name” and you want to vote your shares in person at the Meeting, you must provide evidence at the Meeting of your stock holdings as of the Record Date, such as a recent brokerage account or bank statement.  You must also provide a legal proxy issued by your broker or nominee authorizing you to vote your shares, along with a statement from the broker or nominee confirming that the shares have not yet been voted.

VStock Transfer LLC is our transfer agent, and will be handling the proxy ballots and tabulation of votes for the Meeting.

Internet Voting Option for “Registered” Holders Only

Registered Stockholders have three voting options:  (1) voting at the Meeting; (2) completing and sending in the enclosed proxy card; or (3) casting a vote on the Internet for such shares.

Instructions for voting electronically:

•	Go online to www.vstocktransfer.com/proxy

•	Enter the Control Number listed on your proxy card

•	Press Continue

•	Make your selections

•	Press Vote Now

If you vote by Internet, please do not mail your proxy card.

Should you have any questions, or need additional assistance with electronic voting, please contact Vstock Transfer LLC at yoel@vstocktransfer.com or call (212) 828-8436 (9:00-4:30 EST).

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Additional Information

Additional information about our Company is contained in our current and periodic reports filed with the Commission. These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Room maintained by the Commission at 100 F. Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at www.sec.gov. Copies of such materials can be obtained from the public reference section of the Commission at prescribed rates.

Our principal executive office is located at:

500 Mamaroneck Avenue - Suite 204

Harrison, NY  10528

Telephone Number: (914) 630-7431

Fax Number: (914) 630-7532

The date of this Proxy Statement is May 11, 2012

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MGT CAPITAL INVESTMENTS, INC.

TABLE OF CONTENTS

PAGE
ABOUT THE MEETING

BACKGROUND OF BOARD’S SOLICITATION

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

PROPOSAL NO. I SELECTION OF DIRECTORS	9

PROPOSAL NO. II RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	19

PROPOSAL NO. III APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION	21

PROPOSAL NO. IV APPROVAL OF THE ESTABLISHMENT OF THE 2012 STOCK INCENTIVE PLAN	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

OTHER MATTERS	31

FORWARD-LOOKING STATEMENTS	7

WHERE YOU CAN FIND MORE INFORMATION	31

All financial amounts are in thousands except share and per share data. All share numbers, unless otherwise indicated, have been adjusted to account for a 1-for-500 reverse split immediately followed by a 15-for-1 forward split of the Company’s outstanding Common Stock, effective as of March 22, 2012 (the “Reverse-Forward Split”).

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” and information relating to our business that are based on our beliefs as well as assumptions made by us or based upon information currently available to us. When used in this Proxy Statement, the words anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements relating to our performance in “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the Commission on March 1, 2012. These statements reflect our current views and assumptions with respect to future events and are subject to risks and uncertainties. Actual and future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include, among others: general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel. These forward-looking statements speak only as of the date of this Proxy Statement. Subject at all times to relevant securities law disclosure requirements, we expressly disclaim any obligation or undertaking to disseminate any update or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of Common Stock as of March 31, 2012:

•	each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock;

•	each person serving as a director, a nominee for director, or executive officer of the Company; and

•	All executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as a beneficial owner of those securities. For purposes of this table, shares subject to outstanding warrants and options exercisable within 60 days of the date of this Annual Report are considered as beneficially owned by the person holding such securities. To our knowledge, except as set forth in this table, the persons named in this table have sole voting and investment power with respect to the shares shown.

Percentage beneficially owned is based upon 2,105,186 shares of common stock issued and outstanding as of March 31, 2012.

	Number of Shares	Percentage of Common
Name of Beneficial Owner	Beneficially Owned	Equity Beneficially Owned

5% Beneficial Owners
Joseph DiRenzo	108,000	5.1%
Directors and Officers
Robert B. Ladd (1)	668,417	31.7%
Neal Wyman	—	—
Richard Taney	—	—
Richard W. Cohen	—	—
Robert P. Traversa (2)	153,416	7.3%

Total Current Officers and Directors as a Group (5 persons)	927,833	44.1%

Addresses for the above directors and officers are care of the Company at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528.

(1)	Mr. Ladd owns 27,050 shares of Common Stock directly. Mr. Ladd may also be deemed to be the beneficial owner of an additional 639,367 shares of Common Stock held by Laddcap Value Partners III LLC, a Delaware limited liability company (“Laddcap”), by virtue of his ability to vote or control the vote or dispose or control the disposition of the shares of Common Stock held by Laddcap through his position as Managing Member of Laddcap. On February 9, 2011, all 239,520 shares of Common Stock held by Laddcap Value Partners LP were transferred to Laddcap.

(2)	Mr. Traversa owns 153,416 shares of Common Stock directly.

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PROPOSAL NO. I

ELECTION/RE-ELECTION OF DIRECTORS

At the Meeting, the following four individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified: Robert B. Ladd, Robert P. Traversa, H. Robert Holmes, and Michael Onghai. Mr. Holmes and Mr. Onghai are considered independent directors.  The Company’s Board of Directors currently consists of four (4) persons: Robert Ladd, Richard Cohen, Richard Taney and Neal Wyman. Mr. Cohen, Mr. Taney and Mr. Wyman will not stand for re-election to the Board.  Robert B. Ladd is nominated for re-election to the Board; Robert P. Traversa, H. Robert Holmes, and Michael Onghai are first time nominees for the Board.  Unless a Stockholder withholds authority, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions.  Management has no reason to believe any of the nominees will not be a candidate or will be unable to serve as a director.  However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of election, unless the Stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.  Alternatively, the Board may reduce the size of the Board.

Information about each of the nominees for election as Director of the Company is set forth below.

Name	Age	Position

H. Robert Holmes	68	Nominee for Independent Director
Robert B. Ladd	53	Director since December 13, 2010, President and Chief Executive Officer, Nominee for re-election

Robert P. Traversa	47	Chief Financial Officer and nominee for Director
Michael Onghai	42	Nominee for Independent Director

Current Members of the Board Not Standing For Re-Election

Richard W. Cohen, for more than the past five years has been President of Lowey Dannenberg Cohen & Hart P.C., a law firm which devotes a substantial amount of its practice to representation of investors in public companies.  Mr. Cohen is admitted to practice in New York and Pennsylvania, and the bars of the U.S. Courts of Appeals for the 1st, 2nd, 3rd, 6th and 11th Circuits; the U.S. District Courts for the Southern and Eastern Districts of New York, the Eastern District of Michigan and the Eastern District of Pennsylvania.  Mr. Cohen is a Graduate of Georgetown University (A.B. 1977) and the New York University School of Law (J.D. 1980). The board believes that Mr. Cohen has the experience, qualifications, attributes and skills necessary to serve as director because of his years of representing investors in public companies and his expertise with corporate governance matters.

Richard Taney, was appointed an independent director of the Company on February 2, 2010, and was appointed Chairman of the Company on March 2, 2011. Since October 2010, Mr. Taney has been the President and CEO and a member of the board of directors of PalliaTech, Inc., a medical device and therapeutics company. Mr. Taney currently provides consulting services to Delcath Systems, Inc. (NASDAQ: DCTH), a medical technology company that developed a patented system for the targeted delivery of ultra-high dose chemotherapy to the liver for treatment of a variety of cancers.  From December 2006 until July 2009, Mr. Taney was acting CEO and subsequently CEO and President of Delcath Systems, Inc. Mr. Taney is also the founding member of T2 Capital Management, LLC, an investment management company, and a founding partner of Sandpiper Capital Partners, an investment partnership focused on private equity investments and advisory work for privately held companies involved in a variety of emerging technologies.  In addition to having extensive experience in healthcare, medical technology and financial services, Mr. Taney has spent 20 years advising, institutional and high net worth clients at Salomon Brothers, Goldman Sachs and Banc of America Securities.  He earned a Bachelor of Arts degree from Tufts University and a JD from Temple University School of Law. The board believes that Mr. Taney has the experience, qualifications, attributes and skills necessary to serve as a director because of his years of experience in the medical technology business and finance.

Neal Wyman trained as a Chartered Accountant with Coopers and Lybrand before moving to KPMG where he worked in the Far East. He moved into the recruitment industry in London specializing in financial services, gaining experience with a diverse range of clients. He entered executive search in 1981, initially specializing in the financial services industry before broadening into general appointments and professional services. He now focuses on general management, finance and non-executive appointments in both private and quoted companies, with particular focus on venture capital. He is a graduate of the London School of Economics. Mr. Wyman was appointed an independent director of the Company in November 2004.  The board believes that Mr. Wyman has the experience, qualifications, attributes and skills necessary to serve as a director because of his years of experience in finance and business.

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Nominee for Re-Election to the Board

Robert B. Ladd joined the Company on December 13, 2010 as a director. Mr. Ladd was appointed Interim Chief Executive Officer on February 7, 2011, and appointed President and CEO on January 9, 2012. Mr. Ladd is the Managing Member of Laddcap Value Advisors, LLC, which serves as the investment manager for various private partnerships, including Laddcap Value Partners LP. Prior to forming his investment partnership in 2003, Mr. Ladd was a Managing Director at Neuberger Berman, a large international money management firm catering to individuals and institutions.  From 1992 through November 2002, Mr. Ladd was a portfolio manager for various high net worth clients of Neuberger Berman. Prior to this experience, Mr. Ladd was a securities analyst at Neuberger from 1988 through 1992. Mr. Ladd is a former Director of InFocus Systems, Inc. (NASDAQ: INFS, 2007 to 2009), and presently serves on the board of Delcath Systems, Inc. (NASDAQ: DCTH, since 2006). Mr. Ladd has earned his designation as a Chartered Financial Analyst (1986). The board believes that Mr. Ladd has the experience, qualifications, attributes and skills necessary to serve as director because of his years of experience in the securities industry and his public company board experience.

Nominees for Election to the Board

Robert P. Traversa is currently our CFO and a nominee for director of the Company. Mr. Traversa joined the Company on March 1, 2011 as a senior advisor and was appointed as the Company’s Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, Vice President, Treasurer, and Secretary on May 24, 2011. Prior to joining the Company, he was a senior vice president at Neuberger Berman LLC, a large international money management firm catering to individuals and institutions. He joined Neuberger Berman in 1994 and was most recently a senior member of an investment team within the Private Asset Management Division. Mr. Traversa is a New York state certified public accountant. The board believes that Mr. Traversa has the experience, qualifications, attributes and skills necessary to serve as a director because of his years of experience in the securities industry and financial abilities.

H. Robert Holmes is a nominee for director of the Company.  From 2008 to the present, Mr. Holmes has served on the board of Dejour Industries (NYSE-Amex: DEJ).   From 1992-2002, Mr. Holmes was the founder and general partner of Gilford Partners Hedge Fund.  From 1980-1992, Mr. Holmes was the Co-founder and President of Gilford Securities, Inc.  Previously, Mr. Holmes served in various positions with Paine Webber and Merrill Lynch.  Mr. Holmes has served on the Board of Trustees North Central College in Naperville, Il; Board of Trustees Sacred Heart Schools, Chairman of Development Committee, in Chicago, Il; Board of Trustees of Crested Butte Academy where he was Chairman of Development Committee; and the Board of Trustees Mary Wood Country Day School, Rancho Mirage, Ca. The board believes that Mr. Holmes has the experience, qualifications, attributes and skills necessary to serve as a director because of his years of business experience business and service as a director for many companies over his career.

Michael Onghai is a nominee for director of the Company.  Mr. Onghai has been the founder and President of AppAddictive, an advertising and social commerce platform since July 2011.  Since August 2005, Mr. Onghai has been a principal of Ibis Management, a special situations fund concentrating on the Asian market, spin-offs and event-driven situations.  Mr. Onghai is the founder of Stock Sheet, Inc, and Daily Stocks, Inc - the web's early providers of financial information and search engine related content for financial information. Mr. Onghai has founded several other internet technology companies for the last two decades.  Mr. Onghai has earned his designation as a Chartered Financial Analyst (2006) and holds a B.S. in Electrical Engineering and Computer Science from the University of California, Los Angeles and graduated from the Executive Management Certificate Program in Value Investing (The Heilbrunn Center for Graham & Dodd Investing ) Graduate School of Business at Columbia Business School. The board believes that Mr. Onghai has the experience, qualifications, attributes and skills necessary to serve as a director and chairman of the Audit Committee because of his years of business experience and financial expertise.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the re-election of one director nominee and election of the three director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL I TO RE-ELECT MR. LADD AND ELECT MR. TRAVERSA, MR. HOLMES AND MR. ONGHAI AS DIRECTORS OF THE COMPANY.

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DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Arrangements relative to Appointment as Director

Under an Amended and Restated Securities Purchase Agreement dated December 9, 2010 (the “Purchase Agreement”) between the Company and Laddcap Value Partners, LP (the “Purchaser”), the Purchaser agreed to purchase 6.5 million shares (pre Reverse-Forward Split) of the Company’s Common Stock for $1,000. The Company appointed Robert B. Ladd, as a director to fill the vacancy caused by the resignation of Tim Paterson-Brown. The Purchase Agreement closed on December 13, 2010. On February 9, 2011, all 7,984,012 Common Shares held by the Purchaser were transferred from the Purchaser to Laddcap Value Partners III LLC (“Laddcap”). Mr. Ladd is the managing member of Laddcap.

Director Independence

Each of the Company’s current independent directors: Richard Taney, Richard W. Cohen and Neal Wyman are considered independent under Section 803A of the Exchange’s rules according to which the Company must comply. Following the Annual Meeting, and assuming they are elected, Mr. Holmes and Mr. Onghai will be considered independent.

Stockholder Communications with Directors

Stockholders may communicate with members of the Board of Directors by mail addressed to the Chairman, any other individual member of the Board, to the full Board, or to a particular committee of the Board. In each case, such correspondence should be sent to the Company’s headquarters at 500 Mamaroneck Ave., Suite 204, Harrison, NY 10528. All stockholder communications will be forwarded to each individual member of the Board.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to any director, director nominee or executive officer:

(1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

(5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)	any federal or state securities or commodities law or regulation;

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(ii)	any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)	any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member. (covering stock, commodities or derivatives exchanges, or other SROs).

Corporate Code of Ethics

On December 28, 2007 the Board of Directors adopted a new Code of Business Conduct and Ethics which applies to all directors and employees including the Company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions.

Prior to December 28, 2007 the Company’s employees were subject to the previous Code of Ethics adopted by the Board of Directors on November 25, 2004.

On December 28, 2007, the Board of Directors adopted the MGT Share Dealing Code, an Anti-Fraud Policy, a Whistleblowing Policy and a Fraud Response Plan.

Copies of the Code of Business Conduct and Ethics, the Anti-Fraud Policy, the Whistleblowing Policy and the MGT Share Dealing Code can be obtained, without charge by writing to the Corporate Secretary at MGT Capital Investments, Inc., 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528, or by logging onto our website, http://www.mgtci.com/documents.cfm.

Board Committees

Our Board of Directors has two standing committees of the Board: an Audit Committee and a Nominations and Compensation Committee. As of April 26, 2012, the members of these committees are:

Audit Committee	Nomination and Compensation
Richard Taney, Chair Richard W. Cohen	Neal Wyman, Chair Richard W. Cohen
Neal Wyman	Richard Taney

Following the Annual Meeting, and assuming the director candidates are elected, the above committees are anticipated to be comprised of the following members:

Audit Committee	Nomination and Compensation
Michael Onghai, Chair H. Robert Holmes	H. Robert Holmes, Chair Michael Onghai

Audit Committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company's internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

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Nomination and Compensation Committee

The Nomination and Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. The Nomination and Compensation Committee shall also appoint nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Audit Committee and Audit Committee Financial Expert

On November 25, 2004 the Company’s Board of Directors established an Audit Committee to carry out its audit functions.  At December 31, 2011 the membership of the Audit Committee was Richard Taney as Chairman and Neal Wyman and Richard W. Cohen as members.

The Company’s Board of Directors has determined that Richard Taney, an independent director, is the audit committee financial expert, as defined in Regulation S-K promulgated under the Securities and Exchange Act of 1934, serving on its audit committee.

Assuming the nominees for director are elected at the meeting, Mr. Onghai is anticipated to serve as the chairman of the Audit Committee and as the audit committee financial expert.

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DIRECTOR COMPENSATION

Director Compensation for Fiscal Year 2011

Name	Fees Earned or Paid in Cash (1)	Option Awards	All Other Compensation	Total

Richard W. Cohen	$27	$-	$10	$37
Richard Taney (2)	$63	$-	$10	$73
Peter Venton (2)	$67	$-	$-	$67
Neal Wyman	$30	$-	$10	$40

(1)	As an employee of the Company, Robert B. Ladd, Director and CEO, received no directors’ fees from the Company during 2011 and is not included in the table.
(2)	Includes fees for services to the Company and to Medicsight.

All directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties.

Independent director compensation

Each independent director receives annual compensation of $20.  In addition, independent directors, receive $10 as total compensation for committee service.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes Fiscal Years 2011 compensation for services in all capacities of the Company’s named executive officers and other individuals:

Name				Option	All other	Total
Principal Position	Year	Salary	Bonus	awards (6)	compensation	compensation

Robert B. Ladd (1)	2011	$216	$—	$—	$—	$216
CEO and CEO of Medicsight Limited.

Robert P. Traversa (2)	2011	$209	$—	$—	$10	$219
CFO and COO of Medicsight Limited

Allan Rowley (3)	2011	$187	$—	$—	$—	$187
CEO, Medicsight Limited

Troy Robinson (4)	2011	$161	$—	$—	$48	$209
CFO and CFO, Medicsight Limited

Kenichi Nakagawa (5)	2011	$193	$—	$—	$25	$218
Managing Director, Medicsight Japan

(1)	Robert B. Ladd was appointed Chief Executive Officer on February 7, 2011. Mr. Ladd was appointed Chief Executive Officer of Medicsight Limited on July 8, 2011.

(2)	Robert P. Traversa was appointed Chief Executive Officer on May 24, 2011. Mr. Traversa was appointed Chief Operational Officer of Medicsight Limited on September 22, 2011.

(3)	Allan Rowley was appointed Chief Financial Officer on August 4, 2006. Mr. Rowley resigned his position as Chief Financial Officer and was appointed Chief Executive Officer on December 13, 2010. Mr. Rowley resigned his position as Chief Executive Officer on February 7, 2011. Mr. Rowley resigned as Chief Financial Officer of Medicsight on July 26, 2011

(4)	Troy Robinson was appointed Chief Financial Officer on December 13, 2010 having previously served as Group Controller. Mr. Robinson resigned from MGT on March 8, 2011. Mr. Robinson left Medicsight Limited on October 31, 2011.

(5)	Kenichi Nakagawa left Medicsight Japan on September 30, 2011.

(6)	This column discloses the dollar amount of the aggregate grant date fair value of options granted in the year.

Outstanding Equity Awards at December 31, 2011

Name		Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised unearned options	Option exercise price	Option expiration dates

Troy Robinson

Medicsight Limited	Plan J	201,000	—	£0.09 ($0.13 )	May 14, 2019
Medicsight Limited	Plan M	200,000	—	£0.05 ($0.08 )	December 13, 2020

Grants of plan-based awards

There were no grants of stock or option awards to our named executive officers under any plan for the year ending December 31, 2011.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Accsys Technologies

Tim Paterson-Brown, our former Chairman and Chief Executive Officer, was a non-executive director of Accsys Technologies plc (“Accsys”), but resigned from this position on April 6, 2010.  Accsys’ subsidiary, Titan Wood Limited (“Titan Wood”), rented space at 66 Hammersmith Road, London W14 8UD, United Kingdom.  During the years ended December 31, 2011 and 2010 respectively, £55 ($89) and £126 ($195) of office related costs were recharged to Titan Wood.  At December 31, 2011, Titan Wood is no longer a related party and there was nothing outstanding from Titan Wood.

Moneygate Group

In Fiscal 2009, we purchased 49% of the share capital of Moneygate. On acquisition we provided loan facilities of £250 ($387) for working capital and £2,000 ($3,094) for acquisitions and subsequently entered into various transactions with Moneygate and other non-related parties.

At December 31, 2010, and through to its disposal, Moneygate was a related party. It was considered that the Company had significant influence over its operations and had representation on the board of directors. Due to this significant influence, we account for it under the equity method. Since the investment was acquired at a nominal value, also its fair value, and had incurred losses since we made our investment, it was recorded in the consolidated financial statements at a value of $nil at December 31, 2010.

On January 31, 2011, we entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Committed Capital Nominees Limited (“Committed”). Pursuant to the Purchase Agreement, Committed agreed to purchase: (i) all 9,607,843 shares of Moneygate which MGT owned, for consideration of £0.096 ($0.154); and (ii) to novate the benefit of a Facility Agreement dated November 18, 2010, between the Company and Moneygate, for consideration of £250 ($387), resulting in a gain on sale of £51 ($81). The consideration of £200 ($321) was received by the Company on March 29, 2011.

Dunamis Capital

Allan Rowley, former Chief Executive Officer and former Chief Financial Officer of MGT and former Chief Executive Officer of Medicsight, along with David Sumner, former Chairman of Medicsight, are both directors of Dunamis. Dunamis is a United Arab Emirates (“UAE”) registered company regulated by the Dubai Financial Services Authority (“DFSA”). Dunamis is 100% owned by David Sumner and was set up by Mr. Sumner with Allan Rowley’s financial consulting assistance, as a corporate financing and advisory firm. On September 6, 2010 Medicsight made a short-term loan of $1,100 (£711) to Dunamis. Dunamis paid back the principal of $1,100 (£711) and interest of $48 (£30) on February 6, 2011 and February 10, 2011 respectively.

In February 2011 the Company, following consultation with its nominated advisor noted that as a result of Mr Sumner’s relationships with both Dunamis and Medicsight, the Loan constituted a related party transaction under Rule 13 of AIM Rules for Companies. Rule 13 requires that an AIM company must issue notification without delay as soon as the terms of a transaction with a related party are agreed. The independent directors, having consulted with the Company’s nominated adviser, considered the terms of the transaction fair and reasonable insofar as shareholders were concerned. On February 18, 2011 the Company issued a notice detailing the terms of the transaction with the related party.

Laddcap Value Partners III LLC (“Laddcap”)

On April 12, 2011, the Company entered into a Revolving Line of Credit and Security Agreement with Laddcap for up to $500 for a fifteen month term. The Agreement encompasses a standby commitment fee of two (2%) percent of the maximum loan amount along with an eight (8%) percent interest charge on any funds drawn. Laddcap is a related party as the Managing Partner and beneficial owner of Laddcap is a shareholder and Chief Executive Officer of MGT. No amounts have been drawn down against the facility as of the date of the filing of the Company’s Form 10-K for annual period ended December 31, 2011.

D4D Limited

Effective July 29, 2010, the Company entered into a service agreement with D4D Limited (“D4D”), a company that offers Executive Services for small and mid-cap companies.  D4D is owned by Tim Paterson-Brown and Allan Rowley, and pursuant to the agreement, provided the services of Chairman, Chief Executive Officer and Chief Financial Officer to the Company. The D4D service agreement provided the services of Tim Paterson-Brown and Allan Rowley on similar remuneration to their previous employment contracts with MGT.

On executing the contract with D4D on July 29, 2010, Tim Paterson-Brown and Allan Rowley terminated their employment contracts with MGT, but still held the offices of Chairman and Chief Executive Officer and Chief Financial Officer, respectively.

On December 13, 2010, Tim Paterson-Brown resigned as Chairman and Chief Executive Officer of MGT. Effective December 13, 2010 and following the resignation of David Sumner on November 23, 2010, Tim Paterson-Brown became Chairman of Medicsight, the Company’s significant subsidiary. As such, an agreement between Medicsight and D4D was entered into for the provision of the services of an Executive Chairman. On February 18, 2011, Tim Paterson-Brown subsequently resigned as Chairman of Medicsight and was entitled to receive, and has been paid on February 18, 2011, a severance amount of £144 ($223).

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On December 13, 2010, Allan Rowley resigned as Chief Financial Officer and took up office of Chief Executive Officer for MGT. Subsequently, Mr. Rowley resigned on February 7, 2011, to focus on the operations of Medicsight and held the position of Chief Executive Officer of Medicsight until July 26, 2011, when he tendered and the board of directors accepted his resignation.

On April 12, 2011, the agreement with D4D was renegotiated and a settlement agreement between MGT and D4D, Tim Paterson-Brown and Allan Rowley was executed and delivered. Under the settlement agreement, the following payments and assignments were agreed to be made by the Company to D4D: £110 ($170) settlement fee, £80 ($124) recoverable local taxes, £17 ($25) estimated legal expense and the assignment of 1.25 million shares of MDST common stock held by the Company to D4D. The common stock was delivered to D4D on April 28, 2011 and had a fair value of $71 on the date of transfer.  The parties, upon the terms and subject to the conditions of the settlement agreement and to the extent permitted by law, settled all claims arising out of the D4D Agreement and the respective directorships and employment arrangements with the Company and certain of its affiliates.  The Company has fully accrued and expensed all related costs.  As of December 31, 2011 only the estimated legal expenses of £17 ($28) remain accrued and unpaid.

During the year ended December 31, 2011, MGT and Medicsight made payments to D4D, totaling $304 (2010: $511) and $315 ($2010: $31) respectively.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, its executive officers, and any persons holding more than five percent of the Company’s common stock are required to report their initial ownership of the Company’s common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the “Commission”).  Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates.   Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under 17 CFR 240.16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, the following persons subject to Section 16 of the Exchange Act failed to file the reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

Reporting Person	Number of Late Reports	Number of Transactions not Reported on a Timely Basis
Neal Wyman	1	2
Peter Venton	1	2
Robert B. Ladd	1	4
Richard Taney	1	1
Richard W. Cohen	1	1
Robert P. Traversa	1	1

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PROPOSAL II

RATIFICATION OF INDEPENDENT AUDITORS

Introduction

EisnerAmper LLP ("Eisner") has served as the Company’s independent auditors since November 18, 2003 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2011. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Meeting in person or by proxy, the Board will reconsider its selection of auditors.

One or more representatives of Eisner are expected to attend the Meeting, will have the opportunity to make a statement at the Meeting if they desire, and are expected to be available to respond to appropriate questions.

The following is a summary of fees paid to Eisner for services rendered for each of the last two fiscal years ended December 31, 2011 and December 31, 2010.

	2011	2010

Audit fees	$175	$175

Audit-related fees	—	—

Total Audit & Audit-related fees	$175	$175

Tax fees	$22	$42

Total fees	$197	$217

On August 18, 2010 the Audit Committee of the Company’s Board of Directors engaged EisnerAmper LLP to serve as the Company’s new independent registered public accounting firm, after it was notified on August 16, 2010 that Amper, Politziner and Mattia, LLP, an independent registered public accounting firm, would not be able to stand for re-appointment because it combined its practice on that date with that of Eisner LLP to form EisnerAmper LLP, an independent registered public accounting firm.  The Company previously filed Form 8-K on August 19, 2010 acknowledging this change.

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q.  During 2011 and 2010, we incurred audit fees with Amper, Politziner, & Mattia, LLP in the amount of $0 and $25, respectively.  During 2011 and 2010, we incurred audit and audit-related fees with EisnerAmper LLP in the amount of $175 and $150, respectively.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice. During 2011 and 2010, we incurred tax fees with Amper, Politziner, & Mattia, LLP in the amount of $0 and $9, respectively. During 2011 and 2010, we incurred tax fees with EisnerAmper LLP in the amount of $22 and $33, respectively.

The Audit Committee pre-approved all Audit-related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining EisnerAmper’s independence.

Pre-approval policy of services performed by independent registered public accounting firm

The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

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The Company’s Audit Committee has approved the Company’s audit fees.

As of November 25, 2004, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  Each such firm shall report directly to the Company’s Audit Committee.  The Audit Committee also is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Required Vote

The ratification of the Board’s selection of Eisner will require the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy and entitled to vote, provided a quorum is present at the Meeting.  Thus, any abstentions or other limited proxies will be counted for the purpose of meeting the quorum requirements and will not count for purposes of determining the number of votes cast in favor of the ratification of the Board’s selection of Eisner.

No Appraisal Rights

Under Delaware law, the Stockholders are not entitled to appraisal rights with respect to the Ratification of Auditors Proposal and the Company will not independently provide Stockholders with any such right.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL II TO RATIFY THE BOARD’S SELECTION OF EISNERAMPER LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

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PROPOSAL III

APPROVAL TO AMEND OUR CERTIFICATE OF INCORPORATION

TO AUTHORIZE THE ISSUANCE OF 10,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

On April 26, 2012, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment (“Amendment”) to our Certificate of Incorporation to authorize 10,000,000 shares of preferred stock, par value $0.001 per share, as more fully described below. The complete text of proposed Amendment of the Certificate of Incorporation is included as Appendix A in this proxy statement.

Required Vote. The affirmative vote of a majority of the outstanding shares of Common Stock is necessary to approve Proposal III.

Reasons for the Amendment of our Certificate of Incorporation. The Company’s current Certificate of Incorporation does not contain a provision authorizing the issuance of preferred stock. If Proposal III is approved by the stockholders at the Annual Meeting, the stockholders will have authorized shares of a type of preferred stock which is commonly referred to as “blank check” preferred stock (“Blank Check Preferred”). Blank Check Preferred provisions in a company’s charter authorize that company’s board of directors to fix, by resolution of the board of directors, (i) the number of shares constituting any class or series of authorized preferred stock (subject to the number of shares of preferred stock authorized), (ii) the designation of such class or series, and (iii) the voting powers, the preferences and relative, participating, conversion, redemption, optional and other special rights, qualifications, limitations or restrictions, if any, of the shares of such class or series. Consequently, Blank Check Preferred would be available for issuance without further actions by the Company’s stockholders, unless the stockholder approval is required by the Delaware law, the rules of any exchange or other market on which the Company’s securities may then be listed or traded, the Company’s Certificate of Incorporation or Bylaws then in effect, or any other applicable rules and regulations.

The Board of Directors believes that the creation of Blank Check Preferred is in the Company’s and the stockholders’ best interests because Blank Check Preferred would permit the Board of Directors to address future financing and transactional needs by authorizing the Board of Directors, without further stockholder approval, to expeditiously create any class or series of preferred stock customized to meet the needs of any particular transaction and prevailing market conditions. The Board of Directors will be permitted to issue Blank Check Preferred for any proper corporate purpose including, but not limited to, the raising of additional capital and acquisitions of other businesses. If Blank Check Preferred is to be issued in connection with a potential business transaction that independently requires stockholder approval, such approval will be sought at the appropriate time.

This Amendment is not being proposed in connection with any particular transaction or negotiations to which the Company is a party. The Company does not have any current intent to issue shares of preferred stock or warrants, options or other rights to purchase shares of preferred stock, but may do so if the proposed Amendment is approved by the stockholders at the Annual Meeting.

Amendment of our Certificate of Incorporation. If Proposal III is approved by the stockholders at the Annual Meeting, the first paragraph of Article Fourth will read as follows:

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 85,000,000 shares, divided into 75,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), as more fully described below.

(a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in the holder’s name on the books of the corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the corporation, the assets and funds of the corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, shall be divided and paid to the holders of Common Stock according to their respective shares.

(b) Preferred Stock. The shares of Preferred Stock may be divided and issued from time to time in one or more classes and/or series within any class or classes as may be determined by the Board of Directors of the corporation, each such class or series to be distinctly designated and to consist of the number of shares determined by the Board of Directors. The Board of Directors of the corporation is hereby expressly vested with authority to adopt resolutions with respect to any unissued and/or treasury shares of Preferred Stock to issue the shares, to fix the number of shares constituting any class or series, and to provide for the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of Preferred Stock, and each class or series thereof, in each case without approval of the stockholders. The authority of the Board of Directors with respect to each class or series of Preferred Stock shall include, without limiting the generality of the foregoing, the determination of the following:

(1) The number of shares constituting that class or series and the distinctive designation of that class or series;

(2) The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates;

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(3) Whether that class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that class or series shall have conversion privileges (including rights to convert such class or series into the capital stock of the corporation or any other entity) and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not shares of that class or series shall be redeemable, and if so, the terms and conditions of such redemption (including any sinking fund provisions), the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions;

(6) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

(7) Any other relative rights, preferences and limitations of that class or series as may be permitted or required by law.

The number of shares, voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of any class or series of Preferred Stock which may be designated by the Board of Directors may differ from those of any and all other class or series at any time outstanding.

(c) Increase in Authorized Preferred Stock. Except as otherwise provided by law or in a resolution or resolutions establishing any particular class or series of Preferred Stock, the aggregate number of authorized shares of Preferred Stock may be increased by an amendment to this Certificate of Incorporation approved solely by the holders of Common Stock and of any class or series of Preferred Stock which is entitled pursuant to its voting rights designated by the Board of Directors to vote thereon, if at all, voting together as a class.

Dissenters’ Rights. Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with Amendment.

Dilutive and Other Effects of Amendment. The actual effect of the authorization of Blank Check Preferred on the Company’s stockholders cannot be stated until the Board of Directors determines the specific rights of the holders of a particular class or series of preferred stock. However, the potential effects of the issuance of any particular class or series of preferred stock on the rights of holders of Common Stock, may include, without limitation, restrictions on the payment of dividends; dilution of voting power and ownership; and impairment of liquidation rights. Holders of Common Stock will not have preemptive rights with respect to the Blank Check Preferred.

Anti-Takeover Effect of Blank Check Preferred. The authorization of the Blank Check Preferred would afford the Company greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of Blank Check Preferred could have the effect of making it more difficult or time consuming for a third party to acquire a majority of the Company’s outstanding voting stock or otherwise effect a change of control. Shares of Blank Check Preferred may also be sold to third parties that indicate they would support the Board of Directors in opposing a hostile takeover bid. However, Proposal III is not intended to be an anti-takeover measure, and the Board of Directors is not aware of any present third party plans to gain control of the Company.

Effective Date/Termination of Amendment. The effective date of Amendment will be the date on which the Certificate of Amendment to our Certificate of Incorporation is filed with the office of the Secretary of State of the State of Delaware following the approval of the Company’s stockholders, which date will be selected by the Board of Directors. If, at any time prior to the effective date of Amendment, the Board of Directors, in its sole discretion, determines that Amendment is no longer in the Company’s or the stockholders’ best interests, then Amendment may be abandoned without any further action by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL III TO RATIFY THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION.

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PROPOSAL IV

APPROVAL OF THE COMPANY’S 2012 STOCK INCENTIVE PLAN

GENERAL

At the Meeting a vote will be taken on a Proposal to approve the Company's 2012 Stock Incentive Plan (the “2012 Plan”), under which the Board of Directors, which has the authority to implement, interpret and administer the 2012 Plan, is authorized to grant Options, Stock Awards and Performance Shares to “Participants” under the 2012 Plan.  These awards are described below and are collectively referred to as “Awards.”

The Board of Directors adopted and approved the 2012 Plan at a Board meeting on April 15, 2012, subject to the approval of the Company’s Stockholders.  A copy of the 2012 Plan is attached hereto as Appendix B.

PURPOSES OF THE 2012 PLAN

The 2012 Plan is intended to promote the best interests of the Company and its Stockholders by (i) assisting the Company and its affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company, and (iii) associating the interests of such persons with those of the Company and its affiliates and Stockholders.

The benefits to be derived from the 2012 Plan by our officers and directors, if any, are not quantifiable or determinable at this time.

ADMINISTRATION OF THE 2012 PLAN

The Board has the sole authority to implement and/or interpret and/or administer the 2012 Plan unless the Board delegates all or any portion of its authority to a committee of the Board. The Board may delegate all or a portion of its authority to a committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law (the “Committee”). The Committee must consist of two (2) or more directors who are (i) “Non-Employee Directors” (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Company’s shares are traded or the exchange on which the Company’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under the 2012 Plan by the Company is subject to Section 162(m) of the Internal Revenue Code of 1986, and any amendments thereto (the “Code”) (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

The Committee may delegate to one or more of the Company’s officers the authority to grant Awards to Eligible Persons who are not directors or executive officers of the Company or its Affiliates, however, to do so the Committee must fix the total number of shares of Common Stock that may be subject to such Awards.  No officer holding such a delegation is authorized to grant Awards to himself or herself or to any of his or her family members.

The Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of the 2012 Plan and all Award Agreements.

(ii) To determine the Fair Market Price of Common Stock in the absence of an established market for the Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder, upon the recommendation of the Company’s management.

(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option (“ISO”) or Nonqualified Stock Option (“NQSO”); and to determine such other terms and conditions of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under the 2012 Plan may become transferable or non-forfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property instead of Common Stock.

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(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by the 2012 Plan, the Award Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Award Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent.

(viii) To prescribe the form of Award Agreements or any other agreements under the 2012 Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the 2012 Plan; and to make all other determinations necessary or advisable for the administration of the 2012 Plan.

ELIGIBILITY

Awards, other than ISOs, may be granted to any Eligible Person selected by the Committee upon the recommendation of the Company’s management. ISOs may be granted only to employees of the Company or a parent or a subsidiary, upon the recommendation of the Company’s management.

An “Eligible Person” under the 2012 Plan is an employee of the Company, an “Affiliate” (which is defined in the 2012 Plan and includes, among others, a parent and subsidiary of the Company, corporations or businesses that are controlled by the Company or one of its Affiliates, any other entity that the Board designates an Affiliate, and any executive officer, director or 10% shareholder of the Company), a director, or a consultant to the Company.

A “Participant” in the 2012 Plan is an Eligible Person who is selected by the Committee to receive an Award, and is party to an agreement (an “Award Agreement,” which will be entered into in connection with each type of Award under the 2012 Plan), setting forth the terms of such person’s Award.

A consultant may be an Eligible Person only if the offer or sale of the Company’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the services provided by such consultant, unless the Company determines that an offer or sale of its securities to such consultant would satisfy another exemption from the registration under the Securities Act of 1933, as amended, and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Awards to consultants shall be granted upon the recommendation of the Company’s management.

The Committee may make Awards under the 2012 Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of the 2012 Plan (other than the maximum number of shares of Common Stock that may be issued under the 2012 Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

SHARES OF COMMON STOCK SUBJECT TO THE 2012 PLAN

The 2012 Plan authorizes the issuance of Awards under the 2012 Plan for up to a total of four hundred fifteen thousand (415,000) shares of Common Stock underlying such Awards. The number of shares of Common Stock with respect to which Awards may be granted under the 2012 Plan is subject to adjustment for changes in the Company’s capitalization, merger, consolidation or asset sale, as set forth in Section 9 of the 2012 Plan, see Appendix B.

In the event that any outstanding Award expires or is terminated for any reason, the unissued or unpurchased shares of Common Stock underlying those Awards will become available for future grant under the 2012 Plan, and accordingly may again be subject to an Award granted to the same Participant or to another Eligible Person under the 2012 Plan.

OPTIONS

The Committee will designate each Eligible Person to whom an Option is to be granted upon the recommendation of the Company’s management, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an ISO or NQSO, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. The terms and conditions of Stock Option Agreements may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Options need not be identical. No Option that is intended to be an ISO shall be invalid for failure to qualify as an ISO but instead shall be deemed a NQSO.

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The Board of Directors believes that the ability to grant Options to employees who qualify for ISO treatment provides an additional material incentive to certain key employees. The Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Stockholders are hereby requested to approve the 2012 Plan in order to comply with this statutory requirement and preserve the Company's ability to grant ISOs, and in order to comply with the American Stock Exchange rules which require such an approval.

Date of Grant of Option

The “Date of Grant” is the date that the Committee approves an Option grant, provided that all terms of such grants, including the amount of shares, the exercise price and vesting are determined at such time.

Option Price

The exercise price per share of Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option (other than an ISO to a 10% shareholder) shall not be less than one hundred percent (100%) of the Fair Market Price (as defined in the 2012 Plan) on the Date of Grant.

(ii) The exercise price per share for Common Stock subject to an ISO granted to a Participant who is deemed to be a 10% shareholder on the Date of Grant, shall not be less than one hundred ten percent (110%) of the Fair Market Price on the Date of Grant.

“Fair Market Price” means, on any given date, the current fair market price of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, including the American Stock Exchange, the closing price for the day of determination as quoted on such market or exchange, whichever is the primary market or exchange for trading of the Common Stock (provided that the Common Stock continues to be listed on the American Stock Exchange it shall be deemed to be the primary market or exchange) or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported by such market or exchange or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Price shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Price shall be determined by the Committee in good faith.

Duration of Options

 Unless a shorter period is provided by the Stock Option Agreement, the maximum period during which an Option may be exercised shall be seven (7) years from the Date of Grant. In the case of an ISO that is granted to a 10% shareholder on the Date of Grant, such Option shall not be exercisable after the expiration of five (5) years from the Date of Grant.

Maximum Value of ISOs

To the extent that the aggregate Fair Market Price of the Common Stock with respect to which ISOs granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Company or any parent or subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be ISO. For purposes of this section of the 2012 Plan, the Fair Market Price of the Common Stock will be determined as of the time the ISO with respect to the Common Stock is granted. This section of the 2012 Plan will be applied by taking ISOs into account in the order in which they are granted.

Non-transferability of Options

Options granted under the 2012 Plan which are intended to be ISOs are nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant are exercisable by only the Participant to whom the ISO is granted.

Except to the extent transferability of NQSO is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the NQSO is granted, such Option may be exercised only by the Participant.  If the Stock Option Agreement so provides or the Committee so approves, a NQSO may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). Any holder of a NQSO that was transferred pursuant to this section of the 2012 Plan shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

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In addition, ISOs or NQSOs are not subject to execution, attachment or similar process, unless such obligation is to the Company itself or to an Affiliate.

Vesting and Termination of Options

Options will vest and terminate as provided in the Stock Option Agreement, which shall provide for specific vesting and termination provisions.

Exercise of Options and Payment upon Exercise

Options may be exercised in whole or in part at any time after vesting, prior to termination, and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time with respect to the remaining shares subject to the Option. The Participant may face certain restrictions on his/her/its ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Company will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

Upon the exercise of any Option, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee, or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Company. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Company (or delivery to the Company of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Company, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Price (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

No Rights as a Shareholder; Voting Proxy

A Participant shall have no rights as a stockholder of the Company with respect to any Common Shares covered by an Option until the date of exercise and the Company has issued the certificate for the Participant’s shares of Common Stock.

Notification to Company upon Disposition of an ISO

Participants are required to notify the Company of any sale or other disposition of Common Stock acquired pursuant to an ISO if such sale or disposition occurs within two years of the Date of Grant or within one year of the issuance of the Common Stock.  The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of ISO be endorsed with a restrictive legend.

Repricing of Options

The 2012 Plan provides that the Committee may not permit a Repricing of any Option without the approval of the Company’s Stockholders.

STOCK AWARDS

The 2012 Plan also provides for four types of Stock Awards, each to be granted upon the recommendation of the Company’s management:  Stock Bonus Awards, Restricted Stock Awards, Stock Appreciation Rights and Deferred Shares.   Stock Bonus Awards, Restricted Stock Awards and Stock Appreciation Rights may be granted by the Committee with such terms and conditions as the Committee deems appropriate.  These terms shall be set forth in each respective Stock Award Agreement.  The terms and conditions for Stock Bonus Awards, Restricted Stock Awards and Stock Appreciate Rights may change from time to time, with respect to each type of award, and from Participant to Participant who receive each type of award, and the terms and conditions of separate awards in each category need not be identical.

Provisions Particular to Restricted Stock Awards

Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives (as defined in the 2012 Plan) established by the Committee in accordance with the applicable provisions of Section 8 of the 2012 Plan regarding Performance Shares. (See “Performance Shares” below.)

Provisions Particular to Stock Appreciation Rights

Stock Appreciation Rights are exercisable for seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Price of a share of Common Stock on the date of grant.  Stock Appreciation Rights may not be repriced without the approval of the Company’s Stockholders.

The Participant will not have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by a Appreciation Rights and will not have voting rights with respect to such shares until exercise, however, if the payment made to reflect the increase in Fair Market Price is made in shares of Common Stock, then the Participant will have all rights as a stockholder with respect to such shares.

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Deferred Shares

The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Company’s management and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Company to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Price on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of the 2012 Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with the 2012 Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

PERFORMANCE SHARES

The Committee may authorize grants of Performance Shares upon the recommendation of the Company’s management, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

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(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of the 2012 Plan and such other terms and provisions as the Committee may determine consistent with the 2012 Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x) Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

SECURITIES REGULATION AND TAX WITHHOLDING

No Options or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the 2012 Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed, including but not limited to the American Stock Exchange and the Tel Aviv Stock Exchange.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under the 2012 Plan shall be restricted shares.  Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. In addition, no Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the 2012 Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

The Company or an Affiliate (including through its brokers or agents) shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Affiliate in good faith believes is imposed upon it in connection with U.S. (or any other country’s) federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary, fee or other cash compensation due the Participant, (v) pay the Company or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Company’s Chief Financial Officer.

EFFECT ON EMPLOYMENT AND SERVICE

The 2012 Plan, and its operation does not confer upon anyone any right to continue in the employ or service of the Corporation or an Affiliate, affect any right and power of the Company or an Affiliate to change a person’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the 2012 Plan.

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USE OF PROCEEDS

The Company intends to use the proceeds it receives from the sale of Common Stock pursuant to the 2012 Plan for working capital and/or investment in equipment and/or acquisitions and/or business development.

AMENDMENT AND TERMINATION

The Committee may amend or terminate the 2012 Plan from time to time.  Stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the 2012 Plan, except as contemplated by Section 5.A or Section 9.B of the 2012 Plan; (ii) changes the class of Participants eligible to receive ISOs; (iii) modifies the restrictions on Repricings set forth in the 2012 Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Company’s shares are traded or exchange on which the Company’s shares are listed. Except as specifically permitted by the 2012 Plan, a Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an ISO to become a NQSO shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the Stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Committee.

EFFECTIVE DATE OF  2012 PLAN; CONTRACTUAL OBLIGATIONS TO GRANT AWARDS UNDER THE 2012 PLAN; DURATION OF 2012 PLAN

The 2012 Plan is effective as of April 15, 2012, the date of adoption by the Board, subject to approval within twelve (12) months by the Company’s Stockholders. Unless and until the 2012 Plan is approved by the Company’s Stockholders, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the 2012 Plan. In the event that the Company’s Stockholders do not approve the 2012 Plan within such twelve (12) month period, the 2012 Plan and any previously granted Options or Stock Awards will terminate.

Unless previously terminated, the 2012 Plan will terminate ten (10) years after the date it is adopted by the Board.  Awards that are granted under the 2012 Plan prior to its termination will continue to be administered under the terms of the 2012 Plan until the Awards terminate, expire or are exercised.

At the Meeting, a vote will be taken on the proposal to approve the 2012 Plan.

Required Vote

Approval of the 2012 Plan requires the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL IV TO RATIFY THE COMPANY’S 2012 STOCK INCENTIVE PLAN.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with EisnerAmper LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

Richard Taney, Chair

Richard W. Cohen

Neal Wyman

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Corporate Actions which is not shared by all other stockholders.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the 2013 Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the 2013 Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the 2013 Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

OTHER MATTERS

The Board knows of no other business which will be presented at the special meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their judgment on such matters.

Solicitation Of Proxies

It is expected that the solicitation of Proxies will be by mail.  The cost of solicitation by management will be borne by the Company.  The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.  We estimate that the total amount to be spent in connection with such activities will be $5.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Corporate Secretary.  The Corporate Secretary will present a summary of all stockholder communications to the Board of Directors at subsequent Board of Directors meetings.  The directors will have the opportunity to review the actual communications at their discretion.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Commission. You can read and copy any materials that the Company files with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.   You can obtain information about the operation of the SEC’s Public Reference Room by calling the Commission at 1-800-SEC-0330.  The Commission also maintains a Web site that contains information we file electronically with the Commission, which you can access over the Internet at www.sec.gov.

You should rely only on the information contained in, or incorporated by reference as an exhibit to, this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than April 30, 2012, or such earlier date as is expressly set forth herein.

Dated: May 11, 2012	By order of the Board of Directors

/s/ Robert B. Ladd
By: Robert B. Ladd
Its: President and CEO

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MGT CAPITAL INVESTMENTS, INC.

Annual Meeting of Stockholders

May 30, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on May 30, 2012:

The Proxy Statement is available at ________________

MGT CAPITAL INVESTMENTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Robert N. Ladd and Robert P. Traversa or either of them, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $0.001 per share, of MGT Capital Investments, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on May 30, 2012, at 3:00 p.m. ET at the offices of Gersten Savage LLP located at 600 Lexington Avenue, 9th Floor, New York, New York 10022 upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated ____, 2012 a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted for the election of the listed nominees as directors, for the ratification of EisnerAmper LLP as the Company’s Independent Auditors for the Fiscal Year Ending December 31, 2012, for an amendment to the Company’s Certificate of Incorporation providing for an issuance of 10,000,000 shares of blank check preferred stock, and for establishment of the company’s 2012 Stock Option Plan and, in the case of other matters that legally come before the meeting, as said attorney(s) may deem advisable.

Please check here if you plan to attend the annual meeting of Stockholders on May 30, 2012 at 3:00 p.m. (Eastern Standard Time) at the offices of Gersten Savage LLP located at 600 Lexington Avenue, 9th Floor, New York, New York 10022.  ☐

(Continued and to be signed on Reverse Side)

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VOTE ON INTERNET
Go to www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held at the offices of Gersten Savage LLP at 600 Lexington Avenue, 9th Floor, New York, New York, on May 30, 2012 at 3:00 P.M.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card – Common Stock

DETACH PROXY CARD HERE TO VOTE BY MAIL

(1)	Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY TO VOTE FOR	☐ ABSTAIN
(except as marked to the contrary below)	ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

H. Robert Holmes	Robert B. Ladd	Michael Onghai	Robert P. Traversa

(2)	To approve a proposal to ratify the Board’s selection of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012:

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(3)	To approve a proposal to amend the Company’s Certificate of Incorporation to provide for the authorization of 10,000,000 shares of “blank check” preferred stock:

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(4)	To approve a proposal to establish the MGT Capital Investment, Inc. 2012 Stock Incentive Plan (“2012 Plan”) pursuant to which grant Options, Stock Awards and Performance Shares to Participants:

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

Date	Signature	Signature, if held jointly

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box  ☐

At right and indicate your new address.

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Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be held on May 30, 2012:

The Proxy Statement is available at: [____________]

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

MGT Capital Investments, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Robert B. Ladd and Robert P. Traversa or either of them, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $0.001 per share, of MGT Capital Investments, Inc. (the Company”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on May 30, 2012, at 3 p.m. ET at the offices of Gersten Savage LLP located at 600 Lexington Avenue, 9th Floor, New York, NY 10022 upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated [___], 2012 a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

(Continued, and to be marked, dated and signed, on the other side)

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Appendix A

PROPOSED AMENDMENT TO COMPOSITE CERTIFICATE OF INCORPORATION

MGT Capital Investments, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That the Corporation's Certificate of Incorporation was filed with the Secretary of State of Delaware on September 22, 2000.

SECOND: That the Certificate of Incorporation of the Corporation has been amended as follows:

“FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 85,000,000 shares, divided into 75,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), as more fully described below.

(a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in the holder’s name on the books of the corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the corporation, the assets and funds of the corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, shall be divided and paid to the holders of Common Stock according to their respective shares.

(b) Preferred Stock. The shares of Preferred Stock may be divided and issued from time to time in one or more classes and/or series within any class or classes as may be determined by the Board of Directors of the corporation, each such class or series to be distinctly designated and to consist of the number of shares determined by the Board of Directors. The Board of Directors of the corporation is hereby expressly vested with authority to adopt resolutions with respect to any unissued and/or treasury shares of Preferred Stock to issue the shares, to fix the number of shares constituting any class or series, and to provide for the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of Preferred Stock, and each class or series thereof, in each case without approval of the stockholders. The authority of the Board of Directors with respect to each class or series of Preferred Stock shall include, without limiting the generality of the foregoing, the determination of the following:

(1) The number of shares constituting that class or series and the distinctive designation of that class or series;

(2) The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates;

(3) Whether that class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that class or series shall have conversion privileges (including rights to convert such class or series into the capital stock of the corporation or any other entity) and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not shares of that class or series shall be redeemable, and if so, the terms and conditions of such redemption (including any sinking fund provisions), the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions;

(6) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

(7) Any other relative rights, preferences and limitations of that class or series as may be permitted or required by law.

The number of shares, voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of any class or series of Preferred Stock which may be designated by the Board of Directors may differ from those of any and all other class or series at any time outstanding.

(c) Increase in Authorized Preferred Stock. Except as otherwise provided by law or in a resolution or resolutions establishing any particular class or series of Preferred Stock, the aggregate number of authorized shares of Preferred Stock may be increased by an amendment to this Certificate of Incorporation approved solely by the holders of Common Stock and of any class or series of Preferred Stock which is entitled pursuant to its voting rights designated by the Board of Directors to vote thereon, if at all, voting together as a class.

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* * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by its duly authorized officer as of this ____ day of [________], 2012.

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Appendix B

MGT CAPITAL INVESTMENTS, INC.

2012 STOCK INCENTIVE PLAN

1. Purpose

The MGT Capital Investments, Inc. 2012 Stock Incentive Plan is intended to promote the best interests of the Corporation, and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation, and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means (i) any Subsidiary of the Corporation, (ii) any Parent of the Corporation, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; and (v) any executive officer, director or ten percent (10%) shareholder of the Corporation;

B. “Award” means any Option or Stock Award granted hereunder.

C. “Board” means the Board of Directors of the Corporation.

D. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

E. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F. “Common Stock” means the common stock, $0.001 par value, of the Corporation.

G. “Consultant” means any natural person performing consulting or advisory services for the Corporation or any Affiliate.

H. “Corporation” means MGT Capital Investments, Inc., a Delaware corporation.

I. “Corporation Law” means the Delaware General Corporation Law.

J. “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M. “Director” means a member of the Board.

N. “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P. “Fair Market Price” means, on any given date, the current fair market price of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, including the American Stock Exchange, the closing price for the day of determination as quoted on such market or exchange, whichever is the primary market or exchange for trading of the Common Stock (provided that the Common Stock continues to be listed on the American Stock Exchange it shall be deemed to be the primary market or exchange) or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported by such market or exchange or such other source as the Committee deems reliable;

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(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Price   shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Price shall be determined by the Committee in good faith.

Q. “Family Member” means a parent, child, spouse or sibling.

R. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T. “Option” means any option to purchase shares of Common Stock granted under this Plan.

U. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing of at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. “Participant” means an Eligible Person who (i) is selected by the Committee or a delegated officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W. “Performance Agreement” means an agreement described in Section 8 of this Plan.

X. “Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares,  net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

Y. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z. “Performance Share” means a an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA. “Plan” means this MGT Capital Investments, Inc. 2012 Stock Incentive Plan.

BB. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Price of the Common Stock in exchange for another Option or Stock Award.

CC. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

DD. “Securities Act” means the Securities Act of 1933, as amended.

EE. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF. “Stock Bonus Award” means an award of Common Stock under Section 7.A.

GG. “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Price of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Price of the Common Stock on the date of exercise of such Stock Appreciation Right.

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HH. “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II. “Stock Option Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

JJ. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. Implementation. Interpretation and Administration

A. Delegation to Board Committee. The Board shall have the sole authority to implement and/or interpret and/or administer this Plan unless the Board delegates all or any portion of its authority to implement and/or interpret and/or administer this Plan to a committee of the Board. To the extent not prohibited by the Articles of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement and/or interpret and/or administer this Plan to a committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. Such committee shall consist of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant Awards to Eligible Persons who are not Directors or executive officers of the Corporation or its Affiliates; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself or to any Family Member. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant Awards shall have all powers delegated to the Committee with respect to such Awards.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a committee appointed by the Board, the specific duties delegated to such committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan.

(ii) To determine the Fair Market Price of Common Stock in the absence of an established market for the Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder, upon the recommendation of the Corporation’s management.

(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

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(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.I instead of Common Stock.

(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(viii) To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any general power or authority of the Committee; provided that the Committee may not exercise any right or power expressly reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation and administration of this Plan shall be final, conclusive and binding on all persons or entities having an interest in this Plan.

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee, upon the recommendation of the Corporation’s management. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or a Subsidiary, upon the recommendation of the Corporation’s management.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such Consultant, unless the Corporation determines that an offer or sale of the Corporation’s securities to such Consultant will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.  Awards to Consultants shall be granted upon the recommendation of the Corporation’s management.

C. Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards shall be four hundred fifteen thousand (415,000). The number of shares of Common Stock subject to this Plan shall be subject to adjustment as provided in Section 9.  Subject to adjustment as provided in Section 9 and notwithstanding any provision hereto to the contrary, shares subject to this Plan shall include shares forfeited in a prior year as provided herein.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted, upon the recommendation of the Corporation’s management, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. The terms and conditions of Stock Option Agreements may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Options need not be identical. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option but instead shall be deemed a Nonqualified Stock Option.

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B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Price on the Date of Grant.

(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Price on the Date of Grant.

C. Maximum Option Period. Unless a shorter period is provided by the Stock Option Agreement, the maximum period during which an Option may be exercised shall be seven (7) years from the Date of Grant of such Option. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the Date of Grant, such Option shall not be exercisable after the expiration of five (5) years from the Date of Grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Price of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Price of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s Family Members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F. Vesting. Options will vest as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific vesting provisions.

G. Termination. Options will terminate as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific events of termination.

H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. The Participant may face certain restrictions on his/her/its ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Price (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

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J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or in his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Stock Bonus Awards shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Restricted Stock Awards shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Stock Appreciation Rights. Stock Awards for Stock Appreciation Rights shall be granted by the Committee upon the recommendation of the Corporation’s management.  Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Appreciation Rights may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Price of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation. The Participant shall not have any rights as a stockholder with respect to the shares of Common Stock covered by an award of Stock Appreciation Rights and shall not have any right to vote such shares until the exercise of the Stock Appreciation Right.  If the payment made to reflect the increase in Fair Market Price is made in shares of Common Stock then the Participant will have all rights as a stockholder with respect to such shares.

D. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Price on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

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(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares upon the recommendation of the Corporation’s management, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x) Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another entity while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate (including through its brokers or agents) shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. (or any other country’s) federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary, fee or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed, including but not limited to the American Stock Exchange and the Tel Aviv Stock Exchange.  The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

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12. General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for working capital and/or investment in equipment and/or acquisitions and/or business development.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13. Amendment and Termination

The Committee may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of Participants eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Committee.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until this Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the date this Plan is adopted by the Board, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

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IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board.

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Robert B. Ladd
President and CEO

Date of adoption: April 15, 2012

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